UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.       )

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

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Definitive Additional Materials

BRIGHT MOUNTAIN ACQUISITION CORPORATION

(Name of Registrant As Specified in Charter)

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No Fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BRIGHT MOUNTAIN ACQUISITION		CONTROL ID:
CORPORATION		REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/BMAQ AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM. INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS. THE INFORMATION STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/INDEX.PHP/BMAQ

IF YOU WANT TO RECEIVE A PAPER COPY OF THE MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE AUGUST 3, 2015.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY WE ARE NOT SOLICITING PROXIES FOR THIS INFORMATION STATEMENT.

THE PURPOSES OF THIS INFORMATION STATEMENT ARE AS FOLLOWS:

1.

ELECTING EIGHT MEMBERS TO OUR BOARD OF DIRECTORS;

2.

THE RATIFICATION OF THE APPOINTMENT OF LIGGETT VOGT & WEBB, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM;

3.

RATIFYING THE ADOPTION OF OUR 2015 STOCK OPTION PLAN;

4.

AN ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION; AND

5.

AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

PURSUANT TO NEW SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS BELOW TO VIEW THE MATERIALS OR REQUEST PRINTED COPIES.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Bright Mountain Acquisition Corporation

SHAREHOLDER SERVICES

500 Perimeter Park Drive Suite D

Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION